SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
August 10, 2005 (August 9, 2005)
Date of Report (Date of earliest event reported)
SUPERIOR WELL SERVICES, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-51435	20-2535684
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)
1380 Rt. 286 East. Suite #121
Indiana, Pennsylvania 15701
(Address of principal executive offices)
(724) 465-8904
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     On August 9, 2005, Superior Well Services, Inc. announced the sale of an additional 840,000 shares of its common stock in connection with the exercise by the underwriters in its initial public offering of their option to purchase additional shares to cover over-allotments. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
     In accordance with General Instruction B.2 of Form 8-K, the press release shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act of 1934, each as amended, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Other Exhibits

(c) Exhibits

Exhibit No.	Description
99.1	Press release issued August 9, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR WELL SERVICES, INC.
(Registrant)

/s/ THOMAS W. STOELK
Thomas W. Stoelk
Vice President &
Chief Financial Officer
Dated: August 10, 2005

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued August 9, 2005.